UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 1, 2007

Western Goldfields, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Idaho
(State or Other Jurisdiction of Incorporation)

0-50894	38-3661016
(Commission File Number)	(IRS Employer Identification No.)

2 Bloor Street West, Suite 2102 , P.O. Box 110
Toronto, Ontario, Canada	M4W 3E2
(Address of Principal Executive Offices)	(Zip Code)

(416) 324 6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2007, Western Goldfields, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1, announcing its results for the quarter ended March 31, 2007, which press release is incorporated by reference herein and furnished pursuant to Item 2.02 of Form 8-K.

The information in this Current Report on Form 8-K under this Item 2.02, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 1, 2007, the Board of Directors of the Company adopted a resolution amending the Company's bylaws. The amendment provided that the Annual Meeting of Shareholders of the Company shall be held on a date and at time designated by the Board of Directors. The text of the amendment is attached hereto as Exhibit 3.1.

Item 8.01. Other Events.

In a May 2, 2007 press release the Company indicated that in March, the Company announced that its Board of Directors had approved a plan to reorganize the Company’s corporate structure so that its place of incorporation will effectively be changed from Idaho, USA to Ontario, Canada, subject to approval by the Company’s shareholders at its annual meeting. This strategy will enable the Company to more quickly complete Corporate transactions requiring shareholder approval. The Company’s Board of Directors considers this an appropriate strategy in view of the pre-eminence of The Toronto Stock Exchange for mining company listings as well as the fact that, as at April 25, 2007, 55% of the Company’s shares were registered outside of the United States.

This announcement does not constitute an offer of any securities for sale, or an offer or invitation to purchase any securities. In connection with the proposed reorganization, a registration statement on form S-4 has been filed with the Securities and Exchange Commission (“SEC”) containing a form of proxy statement/prospectus. Investors and security holders are urged to carefully read the proxy statement/prospectus regarding the proposed reorganization when it is finalized, because it will contain important information. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about the Company and the proposed reorganization, without charge, at the SEC’s web site at www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that are incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: Western Goldfields, Inc., 2 Bloor Street West, Suite 2102, P.O. Box 110, Toronto, Ontario, Canada M4W 3E2, Attention: Julie Taylor, telephone: (416) 324-6000.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed reorganization. Information concerning the Company’s participants in the solicitation is set forth in the Company’s proxy statements and annual reports on Form 10-KSB, filed with SEC, and in the aforementioned proxy statement/prospectus relating to the reorganization.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

3.1	Resolution of the Board of Directors of the Company dated May 1, 2007.
99.1	Press Release of the Company issued on May 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Goldfields, Inc.

Date: May 2, 2007	By:	/s/ Brian Penny
Name: Brian Penny Title: Chief Financial Officer